PLEDGE AGREEMENT

        This AMENDED PLEDGE AND SECURITY AGREEMENT effective as of the 15th day of January 2002, is by and between Boston Biomedica, Inc. (hereafter the “Pledgor”) and Commerce Bank & Trust Company, a Massachusetts Trust Company organized pursuant to Chapter 172 of the laws of the Commonwealth of Massachusetts, with a principal place of business at 386 Main Street, Worcester, Massachusetts (hereafter the “Lender”).

PRELIMINARY STATEMENTS:

        WHEREAS, Resort Accommodations International, LLC (the "Borrower") is a Massachusetts limited liability company owned by Richard T. Schumacher ("Guarantor").

        WHEREAS, Guarantor is the Chairman and Chief Executive Officer of the Pledgor.

        WHEREAS, on the date hereof, Borrower, Guarantor and Lender are executing and delivering loan documentation to amend certain terms of the loan arrangement currently existing between Borrower, Lender and Guarantor, pursuant to which (i) Lender will, among other things, increase its loan to Borrower by $980,000 from $1,438,000 to $2,418,000 (the “Loan”) pursuant to a Sixth Restated Loan Agreement between Borrower and Lender dated the date hereof (the “Loan Agreement”) and a Sixth Note Modification Agreement between Borrower and Lender dated the date hereof (the “Note”); and (ii) Guarantor will ratify his Unlimited Guaranty dated February 27, 1998 (the “Unlimited Guaranty”) of Borrower’s obligations under the Loan Agreement and the Note, and will secure the obligations of Borrower under the Loan Agreement and the Note and the obligations of Guarantor under the Unlimited Guaranty by further amending that certain Pledge Agreement between Guarantor and Lender dated February 27, 1998, as amended (the “Guarantor’s Pledge Agreement”).

        WHEREAS, the additional proceeds to be received by Borrower in connection with the Loan will be used to satisy various obligations of the Borrower and the Guarantor.

        WHEREAS, Lender has determined that Borrower and Guarantor do not have sufficient collateral to secure the Loan and have thus conditioned the Loan on the receipt from Pledgor of (i) a guaranty of Guarantor’s obligations under the Limited Guaranty, such guaranty to be in the form attached hereto (the “Pledgor’s Guaranty”), and (ii) a pledge of a $1.0 million to be held in an interest bearing account to be held by Lender for the purpose of securing Pledgor’s obligations under the Pledgor’s Guaranty.

        WHEREAS, a special committee of the Board of Directors of Pledgor has reviewed the transactions contemplated between Borrower, Lender and Guarantor and, after deliberation and consideration of alternatives to such transactions, has determined that it is in the best interest of the Pledgor to enter into the Pledgor’s Guaranty and this Pledge Agreement because, among other things, the proceeds from the Loan will (i) enable Guarantor to repay his personal financial debts and obligations which will relieve him of financial pressures that have been and would continue to be a substantial distraction to him and the Pledgor’s business and (ii) avoid the need for the Guarantor to sell a significant portion of his stock of the Pledgor to repay the Loan, thereby eliminating the potential adverse effect on the Pledgor’s stock price and the negative impression that such sales of stock would create to the public stockholders of Pledgor.

        WHEREAS, in connection with this Pledge Agreement, the Pledgor is pledging up to $1,000,000 held in an interest bearing account described in SECTION 1 below (the “Collateral”).

        NOW THEREFORE, in consideration of the mutual premises contained herein and in order to induce the Lender to make the Loan to the Pledgor, the Pledgor agrees as follows:

         SECTION 1.  Pledge.  The Pledgor pledges to the Lender and grants to the Lender a security interest in, the following (the "Collateral"):

Up to $1,000,000 held in Account Number 99001550 at Commerce Bank & Trust Company located at 386 Main Street, Worcester, MA or such other interest bearing account agreed to by the Lender and the Company.

         SECTION 2.   Security for Obligations.  This Agreement secures the payment of up to $1,000,000 of the obligations of the Borrower now or hereafter existing under the Note whether for principal, interest, fees, expenses or otherwise and all other obligations of the Pledgor now or hereafter existing under this Pledge and Security Agreement (all such obligations of the Pledgor being the “Obligations”).

         SECTION 3.  Representation and Warranties.  The Pledgor represents and warrants as follows:

        (a)         The execution, delivery and performance by the Pledgor of this Agreement (A) does not and will not violate (i) any provision of law applicable to the Pledgor, any governmental rule or regulation or (ii) any order of any court or other agency of government binding on the Pledgor or any material indenture, agreement or other instrument to which Pledgor is a party, or by which the Pledgor or any of the Pledgor’s material property is bound, and (B) will not be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any property or assets of the Pledgor other than as contemplated by this Agreement.

        (b)         The Pledgor is the legal owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

        (c)         The pledge of the Collateral pursuant to this Agreement secures the payment of the Obligations and creates a valid and perfected first priority security interest in the Collateral.

        (d)         No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor.

        (e)         This Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles.

        (f)         The Pledgor is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

         SECTION 4.  Further Assurances.  The Pledgor agrees that, at any time and from time to time at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 5.  Lender May Perform.  If the Pledgor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor.

         SECTION 6.  Events of Default  Each of the following events shall constitute an event of default hereunder ("Event of Default").

        (a)         The occurrence of any Event of Default under the Note, the Guaranty or the Pledgor's Guaranty; or

        (b)         Any written representation or warranty made by the Pledgor in this Agreement or in any certificate, agreement, instrument or statement contemplated hereby or made or delivered pursuant hereto or in connection herewith or the Note, the Guaranty or the Pledgor’s Guaranty shall prove to be incorrect in any material respect; or

        (c)         The Pledgor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed, and such failure remains unremedied for five (5) days after written notice thereof shall have been given to the Pledgor by the Lender; or

        (d)         This Agreement shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Pledgor, or Pledgor shall deny it has any or further liability or obligation hereunder.

         SECTION 7.  Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

        (a)         The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the “Code”) in effect in the Commonwealth of Massachusetts at the time, sell the Collateral or any part thereof in one or more parts at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall give the Pledgor at least the greater of the minimum notice required by law or seven days prior written notice of the date, time and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (b)         All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 8) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

         SECTION 8.  Expenses.  The Pledgor will, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the preparation, execution, performance and administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 9.  Security Interest Absolute.  All rights of the Lender and security interests hereunder, and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

        (i)         any lack of validity or enforceability of the Pledgor's Guaranty or any other agreement or instrument relating thereto;

        (ii)        any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Pledgor’s Guaranty;

        (iii)       any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or

        (iv)      any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations.

         SECTION 10.  Amendments, Etc.  No amendment or waiver of any provision of this Agreement shall terminate or release any obligations of the Pledgor hereunder unless said amendment is in writing and executed by the Lender and the Pledgor.

         SECTION 11.  Addresses for Notices.  All notices and other communications provided for hereunder shall be in writing and, if to the Pledgor, mailed by certified mail, return receipt requested or sent by a nationally recognized overnight delivery service requesting a receipt, addressed to it at Boston Biomedica, Inc., 375 West Street, West Bridgewater, Massachusetts 02379, or, if to the Lender mailed by certified mail, return receipt requested or sent by a nationally recognized overnight delivery service requesting a receipt addressed to it at, Commerce Bank & Trust Company, 386 Main Street, P.O. Box 15020, Worcester, Massachusetts, 01615-0020, with a copy to or as to either party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed be effective when deposited in the mails addressed aforesaid.

         SECTION 12.  Continuing Security Interest; Transfer of Note.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Pledgor, its administrators, executors, successors and assigns, and (iii) inure to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer the Pledgor’s Guaranty to any other person or entity, and such other person or entity shall thereupon become vested with the benefits in respect thereof granted to the Lender herein. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return, upon request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 13.  No Waiver; Cumulative Remedies.  No failure on the part of the Lender to exercise, or to delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 14.  Termination.  This Agreement shall terminate when the Note has been fully satisfied and all indebtedness secured hereby and all Obligations of the Pledgor hereunder have been fully paid and performed, at which time the Lender shall execute and deliver to the Pledgor an appropriate release and shall redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall have been received by the Lender and not sold or otherwise applied pursuant to the terms hereof and shall still be held by the Lender hereunder, together with appropriate instruments of reassignment. Any such reassignment shall be without recourse upon warranty by the Lender and at the expense of the Pledgor.

         SECTION 14.  Governing Law; Terms.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (except as required by mandatory provisions of law and except to the extent that validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Commonwealth of Massachusetts). Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the Commonwealth of Massachusetts are used herein as therein defined.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, under seal, as of the date first above written.

WITNESS:

                                                     BOSTON BIOMEDICA, INC.

___________________________                 By:_____________________________

                                                     Commerce Bank & Trust Company

___________________________                 By:___________________________